UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021 (May 14, 2021)

YUNHONG INTERNATIONAL

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39226	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 – 19/F, 126 Zhong Bei, Wuchang District, Wuhan, China People’s Republic of China	430061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 131 4555 5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one-half of one Warrant and one Right	ZGYHU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.001 per share	ZGYH	The NASDAQ Stock Market LLC
Warrants, each exercisable for one Class A Ordinary Share for $11.50 per share	ZGYHW	The NASDAQ Stock Market LLC
Rights, each exchangeable into one-tenth of one Class A Ordinary Share	ZGYHR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 14, 2021, Yunhong International, a Cayman Islands exempted company (the “Company”), issued an unsecured promissory note (the “Note”) in the principal amount of $690,000 to Giga Energy Inc. (f/k/a Ares Motor Works, Inc.), a corporation formed under the laws of the Province of British Columbia, Canada (“Giga Energy”). The Note bears no interest.

The principal balance of the Note shall be due and payable in accordance with its terms on or before November 18, 2021 (subject to the waiver against trust limitations).

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this 1.01 is intended to be a summary only and is qualified in its entirety by reference to the Note.

In connection with the issuances of the Note, Giga Energy deposited an aggregate of $690,000, or $0.10 per public share, representing the proceeds of the Note into the Company’s trust account (the “Trust Account”) on May 14, 2021. As a result, the period of time the Company has to consummate a business combination has been extended by three months to August 18, 2021, as described in the prospectus filed by the Company in connection with the Company’s initial public offering.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01	Other Events

On May 17, 2021, the Company issued a press release announcing the execution of a definitive Share Exchange Agreement (the “Exchange Agreement”), pursuant to which the Company will purchase from the shareholders of Giga Energy all of the issued and outstanding shares and any other equity interests in or of Giga Energy in exchange for newly issued ordinary shares of the Company, subject to the terms and conditions set forth in the Exchange Agreement (the “Business Combination”).

A copy of the press release announcing the Exchange Agreement and the extension of the period of time the Company has to consummate a business combination is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This report may contain forward-looking statements that involve risks and uncertainties concerning the Company’s proposed Business Combination with Giga Energy, Giga Energy’s expected financial performance, as well as its strategic and operational plans. Actual events or results may differ materially from those described in this report due to a number of risks and uncertainties. These risks and uncertainties may cause actual results or outcomes to differ materially from those indicated by such forward looking-statements. These risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that may give rise to the termination of the Exchange Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company, Giga Energy or others following announcement of the Exchange Agreement and the transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Exchange Agreement due to the failure to obtain approval of the shareholders of the Company; (4) the inability to complete the transactions contemplated by the Exchange Agreement due to the failure to obtain consents and approvals of Giga Energy’s shareholders and investors; (5) potential delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Exchange Agreement; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (7) the inability to recognize the anticipated benefits of the Business Combination; (8) the ability to obtain or maintain the listing of Company’s securities on The Nasdaq Stock Market, following the Business Combination, including, but not limited to having the requisite number of shareholders; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Giga Energy may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”) by the Company or Giga Energy.

Readers are referred to the most recent reports filed with the SEC by the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This report and the exhibits hereto are not a tender offer statement and shall not constitute an offer to purchase or a solicitation of an offer to sell the securities of the Company or Giga Energy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Promissory Note
99.1	Press Release dated as of May 17, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2021

YUNHONG INTERNATIONAL

By:	/s/ Patrick Orlando
Name: Patrick Orlando
Title: Chief Executive Officer